NexPoint Capital, Inc.

Maximum Offering of 150,000,000 Shares of Common Stock

Supplement No. 10 dated July 27, 2016

to

Prospectus dated May 1, 2016

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of NexPoint Capital, Inc. dated May 1, 2016 (the “Prospectus”), Supplement No. 1, dated May 25, 2016, Supplement No. 2, dated June 1, 2016, Supplement No. 3, dated June 8, 2016, Supplement No. 4, dated June 15, 2016, Supplement No. 5, dated June 22, 2016, Supplement No. 7, dated July 8, 2016, Supplement No. 8, dated July 13, 2016, and Supplement No. 9, dated July 20, 2016. The Prospectus has been filed with the Securities and Exchange Commission, and is available at www.sec.gov or by calling us toll-free at (877) 665-1287. Unless otherwise defined in this supplement, capitalized terms used in this supplement shall have the same meanings as set forth in the Prospectus.

You should carefully consider the “Risk Factors” beginning on page 35 of the Prospectus before you decide to invest in shares of our common stock.

Increase in Public Offering Price

On July 27, 2016, we increased our public offering price from $10.31 per share to $10.34 per share. This increase in the public offering price is effective as of our July 27, 2016 closing and first applied to subscriptions received from July 20, 2016 through July 26, 2016. In accordance with our previously disclosed share pricing policy, our net asset value per share is not above, nor more than 2.5% below, our net offering price per share as of July 25, 2016.

NEX-SUPP10-0716